Wildermuth Endowment Strategy Fund

Supplement No. 1 dated September 9, 2016
to the Prospectus
dated March 15, 2016

This Supplement contains new and additional information that supersedes any contrary information contained in the Wildermuth Endowment Strategy Fund’s current Prospectus, and should be read in conjunction with the Fund’s current Prospectus.  All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

At a board meeting of the Board of Trustees (the “Board”) of the Wildermuth Endowment Strategy Fund (the “Fund”) held on August 10, 2016, the Board approved a change to the Fund’s dividend distribution policy to align it with the Fund’s approach to calculating and making distributions to shareholders.  The Board also approved certain changes to the Fund’s Valuation Procedures.

DIVIDEND DISTRIBUTION POLICY

The section under the heading “Distribution Policy” on page 12 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Distribution Policy.   The Fund intends to make a distribution each quarter to its shareholders of the gross investment income of the Fund, without regard to Fund operating expenses. Such distributions may include a return of capital, which represents a return of a portion of a shareholder’s original investment. Although a return of capital is generally not taxable, it reduces a shareholder’s cost basis in his or her shares and may result in higher capital gains taxes, or a lower capital loss, when shares are sold. The distribution policy may be modified by the Board from time to time. Shareholders who receive additional shares will recognize income as if they had received cash and will have to satisfy their tax obligations from other sources. See “Distribution Policy.”

The first paragraph included under the heading “Distribution Policy” on page 45 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund intends to make a distribution each quarter to its shareholders of the gross investment income of the Fund. The distribution rate may be modified by the Board from time to time. If, for any quarterly distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).  The distribution policy may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

VALUATION PROCEDURES

The section under the heading “Determination of Net Asset Value” on page 40 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The NAV of shares of the Fund is determined daily, as described below. Each Class A share will be offered at NAV plus the applicable sales load, while each Class C share will be offered at NAV. During the continuous offering, the price of the Fund’s shares will increase or decrease on a daily basis according to the NAV of the shares. The Fund’s NAV per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding. In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations or on the basis of publicly available information regarding the value of such investments, depending upon the type of investment.

If market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to the Fair Value Committee, subject to Valuation Committee and ultimately Board oversight. The Fair Value Committee will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. As appropriate, the Valuation Committee and the Board will review any securities valued by the Fair Value Committee in accordance with the Fund’s valuation policies and typically during these periodic reports.

Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, several factors may be considered, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund’s portfolio manager.  The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio.

Please retain this Supplement for future reference. The Prospectus is available upon request and without charge by calling the Fund at 1-888-889-8981.